SECURITIES AND EXCHANGE COMMISSION



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 Amendment No. 1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: December 1, 2002
                       (Date of earliest event reported):


                             ASA INTERNATIONAL LTD.
                             ----------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-14741                 02-0398205
          --------                      -------                 ----------

(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


10 Speen Street, Framingham, Massachusetts                         01701
------------------------------------------                         -----

 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number Including Area Code:  (508) 626-2727
                                                    --------------

Note: This registrant previously reported its acquisition of substantially all of the assets of PowerCerv Corporation as an Item 5 "other event" in its Current Report on Form 8-K filed December 11, 2002 (the "Prior 8-K"). The registrant has subsequently determined to report the acquisition pursuant to Item 2 of Form 8-K. Accordingly, the registrant hereby amends the Prior 8-K to remove Items 5 and 7 thereof in their entirety and to replace them with Item 2 and Item 7 as follows.

Item 2.           Acquisition of Assets.

         On December 1, 2002, ASA International Ltd. through a wholly owned subsidiary completed the purchase of substantially all of the assets of PowerCerv Corporation. Under terms of the acquisition agreement, in addition to ASA assuming certain PowerCerv liabilities, ASA paid PowerCerv $500,000 cash ($100,000 of which had been advanced to PowerCerv as a loan) and issued a $90,000 note due in six months. The purchase price may be subject to certain post-closing adjustments. The closing of the transaction was completed after the approval of the transaction by the shareholders of PowerCerv. The acquisition price paid by ASA was the result of arm's length negotiations between the two parties. The purchase price was paid from ASA's cash reserves.

         The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the acquisition agreement previously filed with the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002, which is incorporated herein by reference.

Item 7.  Financial Statement and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         As provided in Item 7(a)(4) of Form 8-K, the requisite financial statements relating to the acquired assets described in Item 2 above shall be filed no later than 60 days after the date this report is required to be filed. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than February 13, 2003.

         (c) Exhibit:

             2* Asset Purchase Agreement made and entered into as of October 1, 2002 by and among PCV Acquisition, Inc., PowerCerv Corporation, PowerCerv Technologies Corporation, and ASA International Ltd.


* Previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ASA INTERNATIONAL LTD.
                                            (Registrant)



Date:  December 13,  2002                    By: /s/ Terrence C. McCarthy
                                                 ---------------------------
                                                 Terrence C. McCarthy
                                                 Vice President

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    -----------


2 * Asset Purchase Agreement made and entered into as of October 1, 2002 by and among PCV Acquisition, Inc., PowerCerv Corporation, PowerCerv Technologies Corporation, and ASA International Ltd.



* Previously filed as Exhibit 2 to the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002